UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Hartford Series Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Final - Solicitation Script

Hartford HLS Funds:

•                  Hartford Index HLS Fund

•                  Hartford Portfolio Diversifier HLS Fund

•                  American Funds Asset Allocation HLS Fund

•                  American Funds Blue Chip Income and Growth HLS Fund

•                  American Funds Bond HLS Fund

•                  American Funds Global Bond HLS Fund

•                  American Funds Global Growth HLS Fund

•                  American Funds Global Growth and Income HLS Fund

•                  American Funds Global Small Capitalization HLS Fund

•                  American Funds Growth HLS Fund

•                  American Funds Growth-Income HLS Fund

•                  American Funds International HLS Fund

•                  American Funds New World HLS Fund

Meeting Date: September 15, 2014

Toll Free Number: 855-976-3324

Inbound Greeting:

“Thank you for calling the Broadridge Proxy Services Center for the Hartford HLS Funds. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?”

Voting:

“The Board of Directors of Hartford Series Fund, Inc. recommends that shareholders vote “FOR” the proposal(s).  Would you like to vote along with the recommendations of the Board?”

“Would you like to vote all of your accounts accordingly?”

“Thank you, I am recording your (for, against, abstain) vote.  For confirmation purposes, please state your full name.”

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“And according to our records, you currently reside in (read city, state, and Zip Code)?

To ensure we have the correct street address for the confirmation, please state your street address.”

“Thank you.  You will receive a confirmation of your voting instructions within 5 days.  If you have any questions, please contact us at this toll free number 855-976-3324.”

“Mr./Ms. (Shareholder’s Last Name), your vote is important and your time is appreciated.  Thank you and have a good (day, evening, night).”

Questions regarding Proposal(s) in the Proxy Statement/Prospectus

If Unsure of voting or does not want to vote along with the recommendation of the Board:

“Would you like me to review the proposal(s) with you?” (After review, ask them if they would like to vote now over the phone).

If Not Received/Requesting material to be re-mailed:

“I can resend the proxy materials to you, or I can review the proposal(s) with you and record your vote immediately by phone.” (pause for response)

Answered Yes to Review

Review proposal(s)

After review, ask them if they would like to vote now over the phone.

•                  Yes — Refer to “Voting” section above

•                  No — Refer to “Not Interested in voting at this time” section below

Answered No to Review:

“Do you have an email address this can be sent to?” (If yes, enter the email address in the notes and read it back phonetically to the shareholder)

“Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-976-3324.”

If Not Interested in voting at this time:

(Use rebuttal) “I am sorry to hear that you are not interested at this time. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card or your voting instruction card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.”

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If a Question Does Not Pertain to Proxy Statement/Prospectus:

“I apologize I do not have access to that information.  Please call the phone number listed in your prospectus or disclosure document or call your Financial Institution or Plan Administrator.”

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 10:00 PM Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Institution, Plan Administrator or the fund company directly.  Thank you and have a nice day.”

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Hartford Series Fund, Inc.
Special Meeting of Shareholders

Record Date: June 24, 2014	Mail Date: July 31, 2014
Meeting Date, Time, Location:
September 15, 2014 @ 10:00 a.m. Eastern
Hartford Funds Management Company, LLC
5 Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, PA 19087
Inbound: 1-855-976-3324	Fund#: (888) 843-7824

HARTFORD SERIES FUND, INC.,

on behalf of

Hartford Index HLS Fund

1.  To approve an Agreement and Plan of Reorganization (the “Reorganization Plan”) providing for the acquisition of all of the assets and liabilities of Hartford Index HLS Fund (the “Index Fund”) by HIMCO VIT Index Fund (the “New Index Fund”), a series of HIMCO Variable Insurance Trust, solely in exchange for shares of the New Index Fund, followed by the distribution on a pro rata basis of the New Index Fund’s shares to current shareholders of the Index Fund and the complete liquidation of the Index Fund.

Acquired Fund	Acquiring Fund
Hartford Index HLS Fund	HIMCO VIT Index Fund

REASONS FOR THE REORGANIZATION

Board Considerations and Benefits of the Reorganization

(pg.6 through pg. 7 of the Proxy Statement/Prospectus)

The Board of Directors of Hartford Series Fund, Inc. (“Board”) considered a number of factors, including, but not limited to, the following:

•                  The Reorganization should provide greater opportunity to improve net flows and provide to shareholders a better opportunity to benefit from economies of scale.

•                  The New Index Fund and the Index Fund have the same investment objective, investment strategy and investment limitations.

•                  Hartford Investment Management currently serves as sub-adviser to the Index Fund. Hartford Investment Management will serve as the investment manager to the New Index Fund. Accordingly, there will be no change to the individuals providing day-to-day management of the New Index Fund’s portfolio as a result of the Reorganization.

•                  The New Index Fund will have the same contractual management fee schedule as the Index Fund. In addition, expenses paid by shareholders of the New Index Fund will be capped through April 30, 2016 to match the Index Fund’s 2013 total annual fund operating expenses.

•                  The share class structure of the New Index Fund is identical to that of the Index Fund.

•                  The share purchase and redemption provisions for the New Index Fund and the Index Fund are the same. For additional information on purchase and redemption provisions, see “General Information About HIMCO VIT Index Fund” section of the Proxy Statement/Prospectus.

•                  Shareholders of the New Index Fund will receive the same level of services provided pursuant to the New Index Fund’s investment management agreement with Hartford Investment Management as they currently receive pursuant to the Index Fund’s investment management agreement with Hartford Funds Management Company, LLC.

•                  The New Index Fund will assume the performance history of the Index Fund.

•                  The New Index Fund will have different service providers than the Index Fund, and an unaffiliated service provider will provide administrative, transfer agency and fund accounting services. The expenses related to certain service providers are expected to increase as a result of the Reorganization. The Board considered this fact to be an adverse factor, but noted that due to the expense cap described above, the change in service providers is not expected to impact fund expenses through April 30, 2016.

•                  The Reorganization provided a better option for shareholders than possible alternatives, such as the liquidation of the Index Fund, which could potentially be less beneficial to shareholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT/ PROSPECTUS

General Information About the Reorganization

Please inform shareholders of the following:

The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization (the “Reorganization Plan”).  You should read the entire Proxy Statement/Prospectus, including the appendix, carefully.

Q. 1. Why am I receiving the Proxy Statement/Prospectus?

A. 1. The combined Proxy Statement/Prospectus is being furnished to shareholders of Hartford Index HLS Fund (the “Index Fund”) in connection with the solicitation of proxies to be used at the Special Meeting of Shareholders to be held at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania, on September 15, 2014, at 10:00 a.m. (Eastern time).

The purpose of the Proxy Statement/Prospectus is to obtain shareholder approval to reorganize the Index Fund into HIMCO VIT Index Fund (the “New Index Fund”), a series of HIMCO Variable Insurance Trust (the “Trust”), a newly-organized open-end management investment company.

Q. 2. Why did the Board recommend the Reorganization?

A. 2. In recommending the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on the Index Fund’s shareholders and a variety of related factors, including, among others, (1) that the Reorganization should provide greater opportunity to improve net flows and benefit from economies of scale; (2) that the Index Fund and the New Index Fund share the same investment objectives, investment policies and investment restrictions; (3) the fact that the management fee schedule of the New Index Fund is the same as the management fee schedule of the Index Fund; (4) the fact that, although expenses are expected to increase as a result of the Reorganization, shareholders are not expected to experience any increase in expenses through at least April 30, 2016 due to an expense limitation arrangement, and the greater opportunity to improve net flows may in the future reduce the impact of the increase in expenses; (5) the terms and conditions of the Reorganization Plan, including provisions intended to avoid any dilution of shareholder interests; (6) the costs to the Index Fund of the Reorganization; (7) the fact that the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; and (8) possible alternatives to the Reorganization, including liquidation.

After careful consideration, the Board determined that the Reorganization is in the best interests of the Index Fund and its shareholders and that the interests of existing shareholders of the Index Fund will not be diluted as a result of the Reorganization.

Q. 3. How does the New Index Fund differ from the Index Fund?

A. 3. Whereas the Index Fund is a series of the Company, a Maryland corporation, the New Index Fund is a series of the Trust, a Delaware statutory trust. The members of the New Index Fund’s Board of Trustees differ from the members of the Index Fund’s Board of Directors, and the New Index Fund also has a different investment adviser. However, the investment adviser for the New Index Fund is Hartford Investment Management Company, which currently serves as sub-adviser to the Index Fund, and there will be no change in the personnel providing portfolio management services.  Effective July 31, 2014, the Index Fund has two portfolio managers, Edward Caputo and Paul Bukowski, which replaced Deane Gyllenhaal, and HIMCO VIT Index Fund will have the same two portfolio managers.  Both the Index Fund and the New Index Fund are registered as open-end management investment companies, and there will be no difference in the investment management fees borne by shareholders of the New Index Fund from those currently borne by shareholders of the Index Fund.

Q. 4. Will the New Index Fund have the same service providers?

A. 4. No. In addition to the change in investment adviser described above, the New Index Fund will have different service providers, including a different custodian, a different underwriter, a different auditor, and a different entity providing administrative, transfer agency and fund accounting services. Although the expenses related to certain service providers are expected to increase as a result of the Reorganization, shareholders are not expected to experience any increase in expenses through at least April 30, 2016 due to an expense limitation arrangement.

Please see the Proxy Statement/Prospectus for more information.

Q. 5. How does the Board suggest that I vote?

A. 5. After careful consideration, the Board recommends that you vote in favor of the Reorganization.

Q. 6. Who is eligible to vote?

A. 6. Shareholders of record of the Index Fund on the Record Date are receiving the Proxy Statement/Prospectus and are eligible to vote on the Reorganization.

Q. 7. Who would bear the costs of the Reorganization?

A. 7. The costs relating to the Reorganization will be borne solely by Hartford Investment Management Company, the investment adviser to the New Index Fund, or its affiliates. No such costs shall be borne by the Index Fund or the New Index Fund, except for any brokerage fees and brokerage-related expenses that may be incurred in connection with the Reorganization.

Q. 8. When would the Reorganization occur?

A. 8. If approved at the Meeting, the Reorganization is scheduled to occur on or about October 20, 2014, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

Q. 9. How would the Reorganization affect me as a shareholder?

A. 9. Upon the Closing Date, shareholders of the Index Fund would become shareholders of the New Index Fund. Specifically, shareholders of Class IA and IB shares, respectively, of the Index Fund would receive shares of the corresponding class of the New Index Fund that are equal in value to the shares in the Index Fund held by the shareholder as of 4:00 p.m. on the business day immediately preceding the Closing Date.

Q. 10. What happens if the Reorganization is not approved?

A. 10. If the required approval of shareholders is not obtained, the Meeting may be adjourned to a later date to permit further solicitation of proxies, as more fully described in the Proxy Statement/Prospectus. If the Reorganization is not approved, you will remain a shareholder of the Index Fund and the Board will take such actions as it deems necessary or appropriate in the best interests of the Index Fund’s shareholders based on the facts and circumstances.

Q. 11. If the Reorganization is approved, can I exchange or redeem my shares before the Reorganization takes place?

A. 11. Please refer to your variable contract prospectus (or other disclosure document) or plan documents for more information on exchange rights and redemption procedures.

Hartford Series Fund, Inc.
Special Meeting of Shareholders

Record Date: June 24, 2014	Mail Date: July 31, 2014
Meeting Date, Time, Location:
September 15, 2014 @ 10:00 a.m. Eastern
Hartford Funds Management Company, LLC
5 Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, PA 19087
Inbound: 1-855-976-3324	Fund#:(888) 843-7824

HARTFORD SERIES FUND, INC.,

on behalf of

Hartford Portfolio Diversifier HLS Fund

1.              To approve an Agreement and Plan of Reorganization (the “Reorganization Plan”) providing for the acquisition of all of the assets and liabilities of Hartford Portfolio Diversifier HLS Fund (the “Portfolio Diversifier Fund”) by HIMCO VIT Portfolio Diversifier Fund (the “New Portfolio Diversifier Fund”), a series of HIMCO Variable Insurance Trust, solely in exchange for shares of the New Portfolio Diversifier Fund, followed by the distribution on a pro rata basis of the New Portfolio Diversifier Fund’s shares to current shareholders of the Portfolio Diversifier Fund and the complete liquidation of the Portfolio Diversifier Fund

Acquired Fund	Acquiring Fund
Hartford Portfolio Diversifier HLS Fund	HIMCO VIT Portfolio Diversifier Fund

REASONS FOR THE REORGANIZATION

Board Considerations and Benefits of the Reorganization

(pg. 9 through pg. 10 of the Proxy Statement/Prospectus)

The Board of Directors of Hartford Series Fund, Inc. (“Board”) considered a number of factors, including, but not limited to, the following:

•                  The Reorganization should provide greater opportunity to improve net flows and provide to shareholders a better opportunity to benefit from economies of scale.

•                  The New Portfolio Diversifier Fund and the Portfolio Diversifier Fund have the same investment objective, investment strategy and investment limitations.

•                  Hartford Investment Management currently serves as sub-adviser to the Portfolio Diversifier Fund. Hartford Investment Management will serve as the investment manager to the New Portfolio Diversifier Fund. Accordingly, there will be no change to the individuals providing day-to-day management of the New Portfolio Diversifier Fund’s portfolio as a result of the Reorganization.

•                  The New Portfolio Diversifier Fund will have the same contractual management fee schedule as the Portfolio Diversifier Fund. In addition, expenses paid by shareholders of the New Portfolio Diversifier Fund will be capped through April 30, 2016 to match the Portfolio Diversifier Fund’s 2013 total annual fund operating expenses.

•                  The share purchase and redemption provisions for the New Portfolio Diversifier Fund and the Portfolio Diversifier Fund are the same. For additional information on purchase and redemption provisions, see “General Information About HIMCO VIT Portfolio Diversifier Fund” section of the Proxy Statement/Prospectus.

•                  Shareholders of the New Portfolio Diversifier Fund will receive the same level of services provided pursuant to the New Portfolio Diversifier Fund’s investment management agreement with Hartford Investment Management as they currently receive pursuant to the Portfolio Diversifier Fund’s investment management agreement with Hartford Funds Management Company, LLC.

•                  The New Portfolio Diversifier Fund will assume the performance history of the Portfolio Diversifier Fund.

•                  The New Portfolio Diversifier Fund will have different service providers than the Portfolio Diversifier Fund, and an unaffiliated service provider will provide administrative, transfer agency and fund accounting services.  The expenses related to certain service providers are expected to increase as a result of the Reorganization.  The Board considered this fact to be an adverse factor, but noted that due to the expense cap described above, the change in service providers is not expected to impact fund expenses through April 30, 2016.

•                  The Reorganization provided a better option for shareholders than possible alternatives, such as the liquidation of the Portfolio Diversifier Fund, which could potentially be less beneficial to shareholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT/ PROSPECTUS

General Information About the Reorganizations

Please inform shareholders of the following:

The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization (the “Reorganization Plan”). You should read the entire Proxy Statement/Prospectus, including the appendix, carefully.

Q. 1. Why am I receiving the Proxy Statement/Prospectus?

A. 1. The combined Proxy Statement/Prospectus is being furnished to shareholders of Hartford Portfolio Diversifier HLS Fund (the “Portfolio Diversifier Fund”) in connection with the solicitation of proxies to be used at the Special Meeting of Shareholders to be held at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania, on September 15, 2014, at 10:00 a.m. (Eastern time).

The purpose of the Proxy Statement/Prospectus is to obtain shareholder approval to reorganize the Portfolio Diversifier Fund into HIMCO VIT Portfolio Diversifier Fund (the “New Portfolio Diversifier Fund”), a series of HIMCO Variable Insurance Trust (the “Trust”), a newly-organized open-end management investment company.

Q. 2. Why did the Board recommend the Reorganization?

A. 2. In recommending the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on the Portfolio Diversifier Fund’s shareholders and a variety of related factors, including, among others, (1) that the Reorganization should provide greater opportunity to improve net flows and benefit from economies of scale; (2) that the Portfolio Diversifier Fund and the New Portfolio Diversifier Fund share the same investment objectives, investment policies and investment restrictions; (3) the fact that the management fee schedule of the New Portfolio Diversifier Fund is the same as the management fee schedule of the Portfolio Diversifier Fund; (4) the fact that, although expenses are expected to increase as a result of the Reorganization, shareholders are not expected to experience any increase in expenses through at least April 30, 2016 due to an expense limitation arrangement, and the greater opportunity to improve net flows may in the future reduce the impact of the increase in expenses; (5) the terms and conditions of the Reorganization Plan, including provisions intended to avoid any dilution of shareholder interests; (6) the costs to the Portfolio Diversifier Fund of the Reorganization; (7) the fact that the Reorganization is intended to qualify as a tax-

free reorganization under federal tax laws; and (8) possible alternatives to the Reorganization, including liquidation.

After careful consideration, the Board determined that the Reorganization is in the best interests of the Portfolio Diversifier Fund and its shareholders and that the interests of existing shareholders of the Portfolio Diversifier Fund will not be diluted as a result of the Reorganization.

Q. 3. How does the New Portfolio Diversifier Fund differ from the Portfolio Diversifier Fund?

A. 3. Whereas the Portfolio Diversifier Fund is a series of Hartford Series Fund, Inc., a Maryland corporation, the New Portfolio Diversifier Fund is a series of the Trust, a Delaware statutory trust. The members of the New Portfolio Diversifier Fund’s Board of Trustees differ from the members of the Portfolio Diversifier Fund’s Board of Directors, and the New Portfolio Diversifier Fund also has a different investment adviser. However, the investment adviser for the New Portfolio Diversifier Fund is Hartford Investment Management Company, which currently serves as sub-adviser to the Portfolio Diversifier Fund, and there will be no change in the personnel providing portfolio management services. Both the Portfolio Diversifier Fund and the New Portfolio Diversifier Fund are registered as open-end management investment companies, and there will be no difference in the investment management fees borne by shareholders of the New Portfolio Diversifier Fund from those currently borne by shareholders of the Portfolio Diversifier Fund.

Q. 4. Will the New Portfolio Diversifier Fund have the same service providers?

A. 4. No. In addition to the change in investment adviser described above, the New Portfolio Diversifier Fund will have different service providers, including a different custodian, a different underwriter, a different auditor, and a different entity providing administrative, transfer agency and fund accounting services. Although the expenses related to certain service providers are expected to increase as a result of the Reorganization, shareholders are not expected to experience any increase in expenses through at least April 30, 2016 due to an expense limitation arrangement.

Please see the Proxy Statement/Prospectus for more information.

Q. 5. How does the Board suggest that I vote?

A. 5. After careful consideration, the Board recommends that you vote in favor of the Reorganization.

Q. 6. Who is eligible to vote?

A. 6. Shareholders of record of the Portfolio Diversifier Fund on the Record Date are receiving the Proxy Statement/Prospectus and are eligible to vote on the Reorganization.

Q. 7. Who would bear the costs of the Reorganization?

A. 7. The costs relating to the Reorganization will be borne solely by Hartford Investment Management Company, the investment adviser to the New Portfolio Diversifier Fund, or its affiliates. No such costs shall be borne by the Portfolio Diversifier Fund or the New Portfolio Diversifier Fund, except for any brokerage fees and brokerage-related expenses that may be incurred in connection with the Reorganization.

Q. 8. When would the Reorganization occur?

A. 8. If approved at the Meeting, the Reorganization is scheduled to occur on or about October 20, 2014, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

Q. 9. How would the Reorganization affect me as a shareholder?

A. 9. Upon the Closing Date, shareholders of the Portfolio Diversifier Fund would become shareholders of the New Portfolio Diversifier Fund. Specifically, Class IB shareholders of the Portfolio Diversifier Fund would receive Class IB shares of the New Portfolio Diversifier Fund that are equal in value to the shares in the Portfolio Diversifier Fund held by the shareholder as of 4:00 p.m. on the business day immediately preceding the Closing Date.

Q. 10. What happens if the Reorganization is not approved?

A. 10. If the required approval of shareholders is not obtained, the Meeting may be adjourned to a later date to permit further solicitation of proxies, as more fully described in the Proxy Statement/Prospectus. If the Reorganization is not approved, you will remain a shareholder of the Portfolio Diversifier Fund and the Board will take such actions as it deems necessary or appropriate in the best interests of the Portfolio Diversifier Fund’s shareholders based on the facts and circumstances.

Q. 11. If the Reorganization is approved, can I exchange or redeem my shares before the Reorganization takes place?

A. 11. Please refer to your variable contract prospectus (or other disclosure document) for more information on exchange rights and redemption procedures.

Hartford Series Fund, Inc.
Special Meeting of Shareholders

Record Date: June 24, 2014	Mail Date: July 31, 2014
Meeting Date, Time, Location:
September 15, 2014 @ 10:00 a.m. Eastern
Hartford Funds Management Company, LLC
5 Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, PA 19087
Inbound: 1-855-976-3324	Fund#: (888) 843-7824

HARTFORD SERIES FUND, INC.,

on behalf of

American Funds Asset Allocation HLS Fund

American Funds Blue Chip Income and Growth HLS Fund

American Funds Bond HLS Fund

American Funds Global Bond HLS Fund

American Funds Global Growth HLS Fund

American Funds Global Growth and Income HLS Fund

American Funds Global Small Capitalization HLS Fund

American Funds Growth HLS Fund

American Funds Growth-Income HLS Fund

American Funds International HLS Fund

American Funds New World HLS Fund

(collectively, the “American Funds HLS Funds”)

1.  To approve an Agreement and Plan of Reorganization (the “Reorganization Plan”) between each American Funds HLS Fund identified below and the corresponding HIMCO VIT American Fund identified below providing for the acquisition of all of the assets and liabilities of the American Funds HLS Fund by its corresponding HIMCO VIT American Fund solely in exchange for shares of that HIMCO VIT American Fund, followed by the distribution on a pro rata basis of the HIMCO VIT American Fund’s shares to current shareholders of the American Funds HLS Fund and the complete liquidation of the American Funds HLS Fund;

Acquired Funds (American Funds HLS Fund)	Acquiring Funds (HIMCO VIT American Fund)
American Funds Asset Allocation HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund
American Funds Bond HLS Fund	HIMCO VIT American Funds Bond Fund
American Funds Global Bond HLS Fund	HIMCO VIT American Funds Global Bond Fund
American Funds Global Growth HLS Fund	HIMCO VIT American Funds Global Growth Fund
American Funds Global Growth and Income HLS Fund	HIMCO VIT American Funds Global Growth and Income Fund
American Funds Global Small Capitalization HLS Fund	HIMCO VIT American Funds Global Small Capitalization Fund
American Funds Growth HLS Fund	HIMCO VIT American Funds Growth Fund

American Funds Growth-Income HLS Fund	HIMCO VIT American Funds Growth-Income Fund
American Funds International HLS Fund	HIMCO VIT American Funds International Fund
American Funds New World HLS Fund	HIMCO VIT American Funds New World Fund

REASONS FOR THE REORGANIZATIONS

Board Considerations and Benefits of the Reorganizations

(pg. 23 through pg. 25 of the Proxy Statement/Prospectus)

The Board of Directors of Hartford Series Fund, Inc. (“Board”) considered a number of factors, including, but not limited to, the following:

•                  The Reorganizations should provide greater opportunity to improve net flows and provide to shareholders a better opportunity to benefit from economies of scale.

•                  Each of the HIMCO VIT American Funds has the same investment objective, investment strategy and investment limitations as its corresponding American Funds HLS Fund.

•                  Each American Funds HLS Fund currently invests all of its assets in a corresponding Master Fund, which has the same investment objective and strategies as the American Funds HLS Fund. Each HIMCO VIT American Fund will continue to invest all of its assets in the same Master Fund, so that there will be no change to the individuals providing day-to-day management of the HIMCO VIT American Funds’ portfolios.

•                  Each HIMCO VIT American Fund will have the same contractual management fee schedule as its corresponding American Funds HLS Fund. In addition, expenses paid by shareholders of each of the HIMCO VIT American Funds will be capped through April 30, 2016 to match the 2013 total annual fund operating expenses of the corresponding American Funds HLS Fund.

•                  The share purchase and redemption provisions for the HIMCO VIT American Funds and the American Funds HLS Funds are the same. For additional information on purchase and redemption provisions, see “General Information About the HIMCO VIT American Funds” section of the Proxy Statement/Prospectus.

•                  Shareholders of the HIMCO VIT American Funds will receive the same level of services provided pursuant to the HIMCO VIT American Funds’ investment management agreement with Hartford Investment Management as they currently receive pursuant to the American Funds HLS Funds’ investment management agreement with Hartford Funds Management Company, LLC.

•                  Each HIMCO VIT American Fund will assume the performance history of its corresponding American Funds HLS Fund.

The HIMCO VIT American Funds will have different service providers than the American Funds HLS Funds, and an unaffiliated service provider will provide administrative, transfer agency and fund accounting services. The expenses related to certain service providers are expected to increase as a result of the Reorganizations. The Board considered this fact to be an adverse factor, but noted that due to the expense caps described above, the change in service providers is not expected to impact fund expenses through April 30, 2016.

•                  The Reorganization provided a better option for shareholders than possible alternatives, such as the liquidation of the American Funds HLS Funds, which could potentially be less beneficial to shareholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT/ PROSPECTUS

General Information About the Reorganizations

Please inform shareholders of the following:

The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization (the “Reorganization Plan”). You should read the entire Proxy Statement/Prospectus, including the appendix, carefully.

Q. 1. Why am I receiving the Proxy Statement/Prospectus?

A. 1. The combined Proxy Statement/Prospectus is being furnished to shareholders of American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund and American Funds New World HLS Fund (collectively, the “American Funds HLS Funds”) in connection with the solicitation of proxies to be used at the Special Meeting of Shareholders to be held at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania, on September 15, 2014, at 10:00 a.m. (Eastern time).

The purpose of the Proxy Statement/Prospectus is to obtain shareholder approval to reorganize each of the American Funds HLS Funds into a corresponding series of HIMCO Variable Insurance Trust (the “Trust”), a newly-organized open-end management investment company.

Q. 2. Why did the Board recommend the Reorganizations?

A. 2. In recommending each Reorganization, the Board considered, among other things, the potential impact of the Reorganization on the shareholders of the American Funds HLS Funds and a variety of related factors, including, among others, (1) that each Reorganization should provide greater opportunity to improve net flows and benefit from economies of scale; (2) that each American Funds HLS Fund and its corresponding HIMCO VIT American Fund share the same investment objectives, investment policies and investment restrictions; (3) the fact that the management fee schedule of each HIMCO VIT American Fund is the same as the management fee schedule of the corresponding American Funds HLS Fund; (4) the fact that, although expenses are expected to increase as a result of the Reorganization, shareholders are not expected to experience any increase in expenses until at least April 30, 2016 due to an expense limitation arrangement, and the greater opportunity to improve net flows may in the future reduce the impact of the increase in expenses; (5) the terms and conditions of the Reorganization Plan, including provisions intended to avoid any dilution of shareholder interests; (6) the costs to the American Funds HLS Funds of each Reorganization; (7) the fact that each Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; and (8) possible alternatives to each Reorganization, including liquidation.

After careful consideration, the Board determined that the Reorganizations are in the best interests of the American Funds HLS Funds and their shareholders and that the interests of existing shareholders of the American Funds HLS Funds will not be diluted as a result of the Reorganizations.

Q. 3. How do the HIMCO VIT American Funds differ from the American Funds HLS Funds?

A. 3. Whereas each of the American Funds HLS Funds is a series of the Company, a Maryland corporation, each HIMCO VIT American Fund is a series of the Trust, a Delaware statutory trust. The members of the Trust’s Board of Trustees differ from the members of the Company’s Board of Directors, and the HIMCO VIT American Funds also have a different investment adviser. However, each of the HIMCO VIT American Funds will continue to invest all of its assets in the same series of American Funds Insurance Series® as part of a master-feeder structure, so there will be no change in the personnel providing portfolio management services. Each of the American Funds HLS Funds and the HIMCO VIT American Funds are registered as open-end management investment companies, and there will be no difference in the investment management fees borne by shareholders of each HIMCO VIT American Fund from those currently borne by shareholders of the corresponding American Funds HLS Fund.

Q. 4. Will the HIMCO VIT American Funds have the same service providers?

A. 4. No. In addition to the change in investment adviser described above, the HIMCO VIT American Funds will have different service providers, including a different custodian, a different underwriter, a different auditor, and a different entity providing administrative, transfer agency and fund accounting services. Although the expenses related to certain service providers are expected to increase as a result of the Reorganizations, shareholders are not expected to experience any increase in expenses through at least April 30, 2016 due to an expense limitation arrangement.  Please see the Proxy Statement/Prospectus for more information.

Q. 5. How does the Board suggest that I vote?

A. 5. After careful consideration, the Board recommends that you vote in favor of the Reorganization.

Q. 6. Who is eligible to vote?

A. 6. Shareholders of record of the American Funds HLS Funds on the Record Date are receiving the Proxy Statement/Prospectus and are eligible to vote on those proposals relating to those American Funds HLS Funds for which each shareholder holds shares.

Q. 7. Who would bear the costs of the Reorganizations?

A. 7. The costs relating to the Reorganizations will be borne solely by Hartford Investment Management Company, the investment adviser to the HIMCO VIT American Funds, or its affiliates. No such costs shall be borne by the American Funds HLS Funds or the HIMCO VIT American Funds, except for any brokerage fees and brokerage-related expenses that may be incurred in connection with the Reorganizations.

Q. 8. When would the Reorganizations occur?

A. 8. If approved at the Meeting, the Reorganizations are scheduled to occur on or about October 20, 2014, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

Q. 9. How would the Reorganizations affect me as a shareholder?

A. 9. Upon the Closing Date, each shareholder of an American Funds HLS Fund would become a shareholder of the corresponding HIMCO VIT American Fund. Specifically, shareholders of Class IB shares of each American Funds HLS Fund would receive Class IB shares of the corresponding HIMCO VIT American Fund that are equal in value to the shares of the American Funds HLS Fund held by the shareholder as of 4:00 p.m. on the business day immediately preceding the Closing Date.

Q. 10. What happens if the Reorganizations are not approved?

A. 10. The completion of the Reorganization relating to an American Funds HLS Fund is not contingent upon the completion of the Reorganization relating to any other Fund. If the required approval of shareholders is not obtained, the Meeting may be adjourned to a later date to permit further solicitation of proxies, as more fully described in the Proxy Statement/Prospectus. If the Reorganization is not approved, you will remain a shareholder of the applicable American Funds HLS Fund(s) and the Board will take such actions as it deems necessary or appropriate in the best interests of the American Funds HLS Funds’ shareholders based on the facts and circumstances.

Q. 11. If the Reorganization is approved, can I exchange or redeem my shares before the Reorganization takes place?

A. 11. Please refer to your variable contract prospectus (or other disclosure document) for more information on exchange rights and redemption procedures.